UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund

(Exact name of registrant as specified in charter)

413 Johnson Street

Suite 200

Jenkintown, PA  19046

 (Address of principal executive offices) (Zip code)

Mark Mulholland

413 Johnson Street

Suite 200

Jenkintown, PA  19046

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Matthew 25 Fund

SEMI-ANNUAL REPORT

June 30, 2014

(UNAUDITED)

Matthew 25 Fund

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

This report is provided for the general information of Matthew 25 Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.

Dear Matthew 25 Fund Shareholders,

Our Matthew 25 Fund’s return for the first 6 months of 2014 was a gain of 4.24%.  A $10,000 investment in our Fund at the start of 1996 grew to $82,057 during the 18½ years ending 6/30/2014.  This was a 12.05% average annual compounded return.

The performance for the first six months of 2014 was slightly positive due to mix outcomes of our portfolio’s legacy holdings from last year. Twelve investments were positive; six were flat while eight declined.  Kansas City Southern and Mastercard were down 12 to 13 percentage points.  Both are Growth stocks that I will hold onto unless their PEG Ratios become too high.  (PEG Ratio is Price to Earnings Ratio divided by the Growth Rate.  This incorporates value and growth measures.) Currently, their PEG Ratios are approximately at 1.5.  (PEG Ratio of 1.0 is generally a good buy for above average long-term rate of return while a PEG of 2.0 is priced to an average long-term rate of return going forward.)  Goldman, Scripps Networks, Cabela’s and Polaris declined 5% to 10%.  I have used the lower prices to increase our investments in Goldman, Cabela’s and Scripps.  All three are attractive investments at these price levels.  Polaris is worth holding as a growth stock with a PEG of 1.35.  Another decliner was Biglari Holdings.  This is a special situation investment with operating and private equity attributes that has potential for choppy but above average rates of return.  Kelly Services declined in price this year.  Its Enterprise Value is selling at 2.1 times 2015 estimated EBITDA. An Enterprise Value range of 9 to 10 times EBITDA is close to a fair price; therefore, the 2.1 multiple is an extreme undervaluation.  I have recently written to Kelly Services’ management to encourage a significant stock buyback.  Hopefully, they will act on behalf of long-term shareholders while continuing to manage their business well.

The positive performers were led by Halliburton with a total return of 40%.  Our Fund was also helped by other energy related investments.  Devon Energy gained 28%, and a new energy value investment in Boardwalk Pipeline Partners was up nearly 30% from its average cost this year.  Our special situation value Investments of various Fannie Mae $50 preferred stocks each gained from 20% to 33%.  This year I added one additional Fannie Mae preferred stock, FNMAP, because it was relatively cheaper than the other issues.  FNMAP was around break-even on its average cost this year.  K12, Brandywine Realty, PNC, Apple and Caterpillar gained from 10% to 20% year-to-date and remain in our portfolio because I believe these are still attractive investments.  Berkshire, FedEx, Telefonica and Google were up 3% to 6% and are still in our portfolio.  Three new Growth/Value investments this year are D.R. Horton, Ryland Group and The Fresh Market.  All three are up slightly and I intend to continue building these positions over the coming months.

So where do we go from here?  Predicting the future is very difficult.  Unless it is revealed by God, all we can do is gather information and make our best forecast.  I know that I am not a prophet, but I will do my best to fairly tell you where I believe we are now and what I think the potential future returns could be. First we need to look backward before looking forward.  We have come a long way since the bottom of March 9, 2009.  The following two paragraphs were copied from the Matthew 25 Fund’s Shareholder Letter exactly five years ago:

The news continues to do what the news does and that is focus on all the negatives.  This can be debilitating.  But for those who can see beyond this fog of fear, one can see an opportunity to create wealth for the nascent investor or to recreate wealth for the seasoned investor.  Remember that except for lotteries and “get rich quick schemes” wealth building always takes time; however, this time is rich with potential opportunities.  In this letter I will try to present sound reasons to be hopeful going forward and then relate this to the stocks that we own within our Matthew 25 Fund.

Momentum from late 2007 until this recent springtime had been terrible for long-term investors.  The market as measured by the S&P 500 peaked on October 9, 2007 at $1,565.15, and may have bottomed on March 9, 2009 with a closing value of $676.53.  This was a loss of 57% which is the second worst bear market in over a hundred years and is only surpassed by the Great Depression which started in 1929.   The bottom only became identifiable after the surprise rally we had since March 9th with the market closing on June 30th at $919.32 for a gain of 36%.  Our Matthew 25 Fund managed a gain of 54% during this same time span.  This is important because it was the first significant break from the 17 months of market declines, and even more important to our Matthew 25 Fund owners is that our portfolio holdings had participated well in this turnaround.  There has been very little fanfare but a 20% gain from the market low usually signals the end of a bear market and is considered a new bull market.  For those concerned with timing it appears that momentum has potentially turned for the better.

Momentum did indeed turn for the better from the March 9, 2009 close of $676.53.  In spite of normal volatility, the S&P 500 Index grew to $1,960.23 by June 30, 2014.  This was a compounded average annual price gain of 22.06% per year.  But has this bull market (positive market) run its course?  In conversations or emails with shareholders, there seems to be an underlying concern of a significant price decline imminent in the market.  This comes from recent memories most of us have of the two major bear markets (negative markets) we experienced in the first decade of this 21st Century.  This concern seems to be reinforced in the financial media.  Many academic and professional pundits state matter-of-factly that if the market is not in a bubble then it is at least overpriced and vulnerable to a significant decline.  Let me parse this bearish premise and then provide market data that tells a different story.

Whenever one hears or reads bearish predictions, the pundits’ arguments will say something like “…the market has to go down…because the last five years have gone up so much…”  This supposition is based intentionally or inadvertently on “Regression toward the mean.”  The definition from NASDAQ’s website is as follows:

Regression toward the mean

Definition: The tendency that a random variable will ultimately have a value closer to its mean value.

In other words, the bearish savant is saying the market’s price has grown so much that it needs to decline to get back to its average.  Is the average or mean for the market a set price such as the mid-point of the past five years?  No, because the underlying businesses that stocks represent are dynamic, the mean price for the market is a relative price based on appropriate valuation metrics. Regression toward the mean is a useful technique for evaluating the market when used this way.  It is also more effective when the analysis is based on long time periods.

The Price to Earnings Ratio (PE Ratio) is the most commonly used valuation measurement.  According to McGraw Hill Financial, the estimated earnings for the S&P 500 Index for 2014 and 2015 are $119.86 and $136.39 respectively.  The nearly 60 years average PE Ratio for the S&P 500 Index is 17.37.  This would be an average valuation of $2,082 for this index based on this year’s earnings. Another way to view this ratio is that the index has a 16.35 PE Ratio on this year’s estimated earnings and only a 14.4 PE based on 2015’s estimate.  We are below the average PE Ratio!  Therefore, statements of the stock market being in a bubble or at least overpriced are not based on the most common valuation measure for the stock market.

Can we ignore the uber-high rates of return since the market’s 2009 bottom?  No! But it is important to see the past five years in perspective to its part in a longer time frame.  I separated the market into three 15 years segments.  This will cover a total span of 45 years, a lifetime of investing for most people.  This time includes wars, peace periods, high and low interest rates, recessions, boom times, a few bull markets and three of the four worst bear markets in over 100 years of U.S. financial history.  The time segments and their average annual total rates of return including reinvested dividends for the S&P 500 Index are as follows, along with two longer time frames:

Time Period

Total Return

12/31/1999 to 06/30/2014

  +3.96%

12/31/1984 to 12/31/1999

+18.69%

12/31/1969 to 12/31/1984

  +8.54%

45 years average

+10.40%

12/31/1954 to 12/31/2013

+10.16%

(59 years)

12/31/1935 to 12/31/2013

+10.48%

(78 years)

Based on this data one can say the great bull market of the 1980’s and the 1990’s overcompensated for the difficult 1970’s and early 1980’s.  The 21st century’s stock market overall underperformance has brought the S&P 500 Index back to its long-term rates of return of over 10%.  The past five years high performance for the market was necessary because in 2009 the stock market was deeply undervalued.  The high returns of the past five years were a “progression toward the mean” to bring the market back to average valuation and historical returns.  So the next time you see, hear or think a bearish prediction that is based on getting back to average, just remind yourself that for now we have “been there; done that!”

Now I will look forward by using the fifty-nine years averages.  The market has generated an average annual rate of return of 10.16%.  We are currently below the average PE Ratio for this time period.  Therefore, it is not unreasonable to hope for an average or slightly better than average rate of return going forward.  This means that the stock market has the potential to double over the next seven years.

Hopefully, this information helps you to stay the course as long-term investors.  I continue to buy shares in our Matthew 25 Fund for my family because I believe the reward potential is greater than the risk.  We have a nice mix of Growth, Growth/Value and Value Investments within our Fund.  As mentioned in this letter there a few stocks that I am trying to increase the size of our investment.  Thank you for allowing me and everyone affiliated with our Matthew 25 Fund to work for you!

Good fortune,

Mark Mulholland

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

Matthew 25 Fund

Performance Illustration

June 30, 2014 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since December 31, 1995

Average Annual Total Returns
For the Periods Ended June 30, 2014

	Matthew 25 Fund	Russell 3000 Index
1 Year	30.19%	25.22%
3 Year	23.96%	16.45%
5 Year	29.71%	19.33%
10 Year	9.79%	8.23%
12/31/1995 - 6/30/2014	12.05%	8.65%

$90,000
$85,000
$80,000
$75,000
$70,000
$65,000
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
Matthew 25 Fund ($82,057)
Russell 3000 Index ($46,367)
12/31/95
6/30/96
12/31/96
6/30/97
12/31/97
6/30/98
12/31/98
6/30/99
12/31/99
6/30/00
12/31/00
6/30/01
12/31/01
6/30/02
12/31/02
6/30/03
12/31/03
6/30/04
12/31/04
6/30/05
12/31/05
6/30/06
12/31/06
6/30/07
12/31/07
6/30/08
12/31/08
6/30/09
12/31/09
6/30/10
12/31/10
6/30/11
12/31/11
6/30/12
12/31/12
6/30/13
12/31/13
6/30/14

The graph above represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 12/31/95 to 6/30/14.  These changes are then compared to a $10,000 investment in the Russell 3000 Index, which is an index comprised of 3,000 stocks representing approximately 98% of the U.S. equities market, for the same period.  The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

Matthew 25 Fund

			Schedule of Investments
			June 30, 2014 (Unaudited)

Shares/Principal Amount		Historical Cost	Market Value	% of Net Assets

COMMON STOCKS

Air Courier Services
306,500	FedEx Corp.	$28,745,738	$46,397,970	5.12%

Business Services
1	The Depository Trust & Clearing Corp. (***) (*)	694	702	0.00%
537,000	MasterCard, Inc.	22,397,583	39,453,390	4.36%
	Total Business Services	22,398,277	39,454,092	4.36%

Cable & Other Pay Television Services
537,500	Scripps Network Interactive, Inc.	32,539,575	43,612,750	4.82%

Computer Programming & Data Processing
33,500	Google, Inc. Class A *	11,382,248	19,586,445	2.16%
35,800	Google, Inc. Class C *	12,585,171	20,595,024	2.28%
	Total Computer Programming & Data Processing	23,967,419	40,181,469	4.44%

Construction Machinery & Equipment
327,500	Caterpillar, Inc.	26,687,726	35,589,425	3.93%

Crude Petroleum & Natural Gas
260,000	Devon Energy Corp.	15,280,636	20,644,000	2.28%

Electronic Computers
1,452,500	Apple, Inc.	99,164,248	134,980,825	14.91%

Fire, Marine & Casualty Insurance
228	Berkshire Hathaway, Class A *	31,990,066	43,297,314	4.78%

National Commercial Bank
704,000	JP Morgan Chase & Co.	30,904,230	40,564,480	4.48%
155,000	The PNC Financial Services Group, Inc.	11,590,441	13,802,750	1.53%
	Total National Commercial Bank	42,494,671	54,367,230	6.01%

Natural Gas Transmission
260,000	Kinder Morgan, Inc.	6,999,090	9,427,600	1.04%

Oil, Gas Field Services
407,000	Halliburton Co.	17,486,132	28,901,070	3.19%

Operative Builders
225,000	DR Horton Inc.	5,254,752	5,530,500	0.61%
150,000	Ryland Group Inc.	5,681,432	5,916,000	0.65%
	Total Operative Builders	10,936,184	11,446,500	1.26%

Railroads, Line-Haul Operations
179,000	Kansas City Southern	11,118,019	19,244,290	2.13%

Real Estate Investment Trusts
3,157,500	Brandywine Realty Trust	38,431,319	49,257,000	5.44%

Retail-Eating Places
19,250	Biglari Holdings, Inc. *	6,727,963	8,142,172	0.90%

Retail-Grocery Stores
192,500	The Fresh Market, Inc.	6,226,049	6,442,975	0.71%

Security Brokers, Dealers & Exchanges
270,000	Goldman Sachs Group, Inc.	36,212,651	45,208,800	4.99%

Services-Educational Services
157,500	K12, Inc. *	3,212,908	3,791,025	0.42%

Services-Help Supply Services
872,000	Kelly Services, Inc. Class A	15,215,215	14,972,240	1.66%
11,250	Kelly Services, Inc. Class B **	211,226	192,937	0.02%
	Total Services-Help Supply Services	15,426,441	15,165,177	1.68%

Shopping Goods Store
980,000	Cabelas, Inc. Class A *	44,926,229	61,152,000	6.75%

State Commercial Banks
675,000	East West Bancorp, Inc.	13,551,975	23,618,250	2.61%

Telephone Communications
2,510,000	Telefonica SA ADR	34,841,478	43,071,600	4.76%

Transportation Equipment
300,300	Polaris Industries, Inc.	21,564,974	39,111,072	4.32%

Total Common Stocks		590,929,768	822,504,606	90.85%

WARRANTS
142,000	JP Morgan Chase & Co. 10/28/2018 @ $42.42 *	2,077,735	2,744,860	0.30%
157,500	Kinder Morgan, Inc. 2/15/2017 @ $40.00 *	209,037	437,850	0.05%
	Total Warrants	2,286,772	3,182,710	0.35%

LIMITED PARTNERSHIP
585,000	Boardwalk Pipeline Partners, L.P.	8,342,737	10,822,500	1.20%
1,775,000	KKR & Co. L.P.	29,578,397	43,185,750	4.77%
	Total Limited Partnership	37,921,134	54,008,250	5.97%

PREFERRED STOCKS
81,000	Fannie Mae - Series E 12/31/49, 5.10% *	1,133,289	1,360,800	0.15%
100,600	Fannie Mae - Series F 12/31/49, 0.00% *	1,755,578	1,778,608	0.20%
110,600	Fannie Mae - Series G 12/31/49, 0.00% (a) *	1,497,543	1,921,122	0.21%
155,000	Fannie Mae - Series H 12/31/49, 5.81% *	2,141,146	2,759,000	0.30%
230,000	Fannie Mae - Series I 12/31/49, 5.375% *	3,311,969	4,082,500	0.45%
92,250	Fannie Mae - Series L 12/31/49, 5.125% *	1,132,603	1,637,438	0.18%
116,500	Fannie Mae - Series M 12/31/49, 4.75% *	1,459,969	2,097,000	0.23%
113,300	Fannie Mae - Series N 12/31/49, 5.50% *	1,446,935	2,003,144	0.22%
180,500	Fannie Mae - Series O 12/31/49, 0.00% (a) *	1,622,467	3,339,250	0.37%
	Total Preferred Stocks	15,501,499	20,978,862	2.31%

SHORT TERM INVESTMENTS
5,852,971	Fidelity Money Market Portfolio Fund Class I 0.09% (a)	5,852,971	5,852,971	0.65%

	Total Investments	$652,492,144	906,527,399	100.13%

	Liabilities in Excess of Other Assets		(1,170,805)	(0.13)%

	Net Assets		$905,356,594	100.00%

* Non-Income producing securities during the period.
** Level 2 Security
*** Level 3 Security
ADR - American Depositary Receipt
(a) Variable rate security; the rate shown represents the yield at June 30, 2014.
The accompanying notes are an integral part of these financial statements.

Matthew 25 Fund

Statement of Assets and Liabilities
June 30, 2014 (Unaudited)
Assets
Investment in securities at market value (cost $652,492,144)	$ 906,527,399

Cash	5,200
Receivables:
Fund shares purchased	1,427,208
Dividends and interest	109,677
Total Assets	908,069,484
Liabilities
Payables:
Securities purchased	1,369,721
Fund shares redeemed	456,667
Management fees	725,456
Accrued expenses	161,046
Total Liabilities	2,712,890

Net Assets (Equivalent to $31.73 per share based on 28,534,817	$ 905,356,594
shares of capital stock outstanding, 100,000,000 shares
authorized, $0.01 par value)
Minimum redemption price per share $31.73 x 0.98 = $31.10 (Note 7)

Composition of Net Assets
Shares of common stock	$ 285,348
Additional paid-in capital	638,901,651
Undistributed net investment income	3,276,974
Accumulated net realized gain on investments	8,857,366
Net unrealized appreciation of investments	254,035,255

Net Assets	$ 905,356,594

Matthew 25 Fund

Statement of Operations
For the six months ended June 30, 2014 (Unaudited)
Investment Income
Dividends (net of $314,866 foreign tax withheld)	$ 7,786,850
Interest	247
Total Investment Income	7,787,097

Expenses
Management fees	4,100,112
Registration	99,805
Transfer agent and accounting	96,949
Custodian	55,143
Postage and printing	54,198
Shareholder reporting	40,015
Insurance	19,984
Directors' fees and expenses	12,290
Office expenses	12,010
Compliance Officer	7,364
NSCC Fees	2,905
Professional	9,263
State & Local Taxes	85
Total Expenses	4,510,123

Net Investment Income	3,276,974

Realized and Unrealized Gain from Investments
Net realized gain from investments	8,857,366
Net change in unrealized appreciation of investments	23,298,978
Net realized and unrealized gain from investments	32,156,344

Net increase in net assets resulting from operations	$ 35,433,318

Matthew 25 Fund

Statements of Changes in Net Assets	(Unaudited)
	Six Months
	Ended	Year Ended
	6/30/2014	12/31/2013

Increase (Decrease) in Net Assets From Operations
Net investment income	$ 3,276,974	$ 2,259,009
Net realized gain from investments	8,857,366	3,852,496
Capital gain distributions from underlying investments	-	2,391,554
Unrealized appreciation on investments	23,298,978	184,249,697
Net increase in assets resulting from operations	35,433,318	192,752,756

Distributions to Shareholders
From net investment income	-	(2,260,226)
From realized gains	-	(6,243,618)
Total distributions	-	(8,503,844)

Capital Share Transactions	48,819,207	323,333,939

Total Increase in Net Assets	84,252,525	507,582,851

Net Assets at Beginning of Period	821,104,069	313,521,218

Net Assets at End of Period (includes undistributed net	$905,356,594	$821,104,069
investment income of $3,276,974 and $0, respectively)

Matthew 25 Fund

Financial Highlights	(Unaudited)
Selected data for a share outstanding	Six Months
throughout the period:	Ended		Years Ended
	6/30/2014		12/31/2013	12/31/2012	12/31/2011		12/31/2010		12/312009
Net Asset Value -
Beginning of Period	$ 30.44		$ 22.18	$ 17.18	$ 15.57		$ 11.83		$ 8.08
Net Investment Income (1)	0.12		0.10	0.07	0.02		0.04		0.12
Net Gains or (Losses) on Investments
(realized and unrealized)	1.16		8.42	5.32	1.61		3.74		3.75
Total from Investment Operations	1.28		8.52	5.39	1.63		3.78		3.87

Less Distributions
From net investment income	0.00		(0.09)	(0.04)	(0.02)		(0.04)		(0.12)
From realized gains	0.00		(0.23)	(0.39)	0.00		0.00		0.00
Total Distributions	0.00		(0.32)	(0.43)	(0.02)		(0.04)		(0.12)

Paid in capital from redemption fees	0.01		0.06	0.04	0.00	(3)	0.00	(3)	0.00	(3)

Net Asset Value -
End of Period	$ 31.73		$ 30.44	$ 22.18	$ 17.18		$ 15.57		$ 11.83

Total Return (2)	4.24%	(5)	38.69%	31.63%	10.45%		31.97%		47.89%

Net Assets - End of Period (000's omitted)	$ 905,357		$ 821,104	$ 313,521	$ 63,277		$ 56,200		$ 42,574

Ratio of Expenses to Average Net Assets	1.10%	(4)	1.06%	1.15%	1.22%		1.21%		1.25%
Ratio of Net Investment Income to Average Net Assets	0.80%	(4)	0.38%	0.33%	0.10%		0.32%		1.24%

Portfolio Turnover Rate	5.37%	(5)	7.35%	23.23%	22.94%		26.59%		34.36%

(1) Per share net investment income has been determined on the average number of shares outstanding during the period.
(2) Total return assumes reinvestment of dividends.
(3) Redemption fees resulted in less than $0.01 per share.
(4) Annualized.
(5) Not Annualized.

MATTHEW 25 FUND
TOP TEN HOLDINGS & ASSET ALLOCATION
June 30, 2014
(Unaudited)

Top Ten Holdings	(% of Net Assets)

Apple, Inc.	14.91%
Cabelas, Inc. Class A	6.75%
Brandywine Realty Trust	5.44%
FedEx Corp.	5.12%
Goldman Sachs Group, Inc.	4.99%
Scripps Network Interactive, Inc.	4.82%
Berkshire Hathaway, Class A *	4.78%
KKR & Co. L.P.	4.77%
Telefonica SA ADR	4.76%
JP Morgan Chase & Co.	4.48%
60.82%

Asset Allocation	(% of Net Assets)

Electronic Computers	14.91%
Shopping Goods Store	6.75%
National Commercial Bank	6.01%
Limited Partnership	5.97%
Real Estate Investment Trusts	5.44%
Air Courier Services	5.12%
Security Brokers, Dealers & Exchanges	4.99%
Cable & Other Pay Television Services	4.82%
Fire, Marine & Casualty Insurance	4.78%
Telephone Communications	4.76%
Computer Programming & Data Processing	4.44%
Business Services	4.36%
Transportation Equipment	4.32%
Construction Machinery & Equipment	3.93%
Oil, Gas Field Services	3.19%
State Commercial Banks	2.61%
Preferred Stocks	2.32%
Crude Petroleum & Natural Gas	2.28%
Railroads, Line-Haul Operations	2.13%
Services-Help Supply Services	1.68%
Operative Builders	1.26%
Natural Gas Transmission	1.04%
Retail-Eating Places	0.90%
Retail-Grocery Stores	0.71%
Short Term Investments	0.65%
Services-Educational Services	0.42%
Warrants	0.35%
Other Assets less Liabilities	-0.13%
100.00%

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2014 (Unaudited)

NOTE 1 - Nature of Operations

Matthew 25 Fund, Inc. was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. On November 2, 2012, a new Pennsylvania business trust was formed as Matthew 25 Fund. On January 1, 2013 Matthew 25 Fund was merged into the new business trust, and all of the attributes and ownership of the Pennsylvania Corporation (formerly Matthew 25 Fund, Inc.) are now part of the business trust known as Matthew 25 Fund (the “Fund”). The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The Fund’s objective is to seek long-term capital appreciation. Income is a secondary objective.

NOTE 2 - Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund. These policies are in conformity with accounting principals generally accepted in the United States of America.

Security Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2010-2013, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the six months ended June 30, 2014, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, at year end.

Other

The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Warrants

The Fund can invest in warrants of companies of any market capitalization. A warrant gives the Fund the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants permit net settlement for stock or cash. The Fund has no obligation to exercise the warrants and buy the stock.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Subsequent Event

Management has evaluated subsequent events through the date the financial statements were issued and has determined no such events requiring disclosure.

NOTE 3 – Securities Valuations

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, preferred stock, and warrants). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

The following table summarizes the inputs used to value the Fund's assets and liabilities measured at fair value as of June 30, 2014:

	Financial Instruments – Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks	$822,310,967	$192,937	$702	$822,504,606
Limited Partnership	54,008,250	--	--	54,008,250
Warrants	3,182,710	--	--	3,182,710
Preferred Stock	20,978,862	--	--	20,978,862
Short Term Investments	5,852,971	--	--	5,852,971
	$906,333,760	$192,937	$702	$906,527,399

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. The Fund did not hold any derivative instruments at any time during the six months ended June 30, 2014.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Level 3
Balance as of 12/31/2013	$702
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	-
Realized Gain/(Loss)	-
Purchases/Sales	-
Transfers In/(Out) of Level 3	-
Balance as of 6/30/2014	$702

The Level 3 valuation technique and significant unobservable inputs used for the Fund’s investment was recent transactions in the common stock as of June 30, 2014.

NOTE 4 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (“The Advisor”) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the daily closing net asset value of the Fund and are payable monthly.  The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for the six months ended June 30, 2014, as computed pursuant to the investment advisory agreement, totaled $4,100,112.  The management fee is the only revenue for The Matthew 25 Management Corp., and the Advisor's expenses are paid out of this revenue.  At June 30, 2014 the Fund owed the Advisor $725,456 in advisory fees.

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund.  In addition, Mr. Mulholland is a registered representative at Boenning & Scattergood Inc.  During the year six months ended June 30, 2014, the Fund paid $0 in brokerage commissions to Boenning & Scattergood Inc.  Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

NOTE 5 - Investments

For the six months ended June 30, 2014, purchases and sales of investment securities other than short-term investments aggregated $101,667,586 and $44,453,782, respectively.

NOTE 6 - Capital Share Transactions

As of June 30, 2014 there were 100,000,000 shares of $.01 per value capital stock authorized.  The total par value and paid-in capital totaled $639,186,999. Transactions in capital stock were as follows:

	June 30, 2014		December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	5,381,023	$ 162,896,228	17,271,938	$ 435,637,205
Shares reinvested	-	-	276,256	8,381,596
Redemption Fees	-	214,907	-	1,365,212
Shares redeemed	(3,822,688)	(114,291,928)	(4,705,089)	(122,050,074)
Net increase	1,558,335	$ 48,819,207	12,843,105	$ 323,333,939

NOTE 7 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions.  For the six months ended June 30, 2014 the Fund received $214,907 in redemption fees that were reclassified to paid-in capital.

NOTE 8 – Tax Matters

As of June 30, 2014, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments (including short-term investments)       $ 652,492,144

Gross tax unrealized appreciation on investments                                   $ 255,601,866

Gross tax unrealized depreciation on investments                                         (1,566,612)

Net tax unrealized appreciation                                                                $ 254,035,254

The Fund’s tax basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at December 31, 2013, the following represents the tax basis capital gains and losses:

Undistributed ordinary income                                                                    $           -0-

Accumulated realized gains                                                                         $           -0-

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire.

The Fund did not make any distributions for the six months ended June 30, 2014.

The tax character of distributions paid during the fiscal years ended December 31, 2013 and 2012 are as follows:

	2013	2012
Ordinary income	$ 2,260,226	$ 510,220
Short-term Capital Gain	2,326,033	3,507,591
Long-term Capital Gain	3,917,585	1,795,974
Total	$ 8,503,844	$ 5,813,785

NOTE 9 - Lease Commitments

The Fund leases office space on a month to month basis at $745 per month.  Rent expense was $4,470 for the six months ended June 30, 2014, and is included with office expenses.

NOTE 10 - Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of June 30, 2014, National Financial Service Corp., for the benefit of its customers, owned 44.00% of the Fund.

NOTE 11 – New Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (“FASC”).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

In June 2014, FASB issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this position.

ADDITIONAL INFORMATION (unaudited)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADDITIONAL INFORMATION (Continued)
T R U S T E E I N F O R M A T I O N
Matthew 25 Fund
June 30, 2014 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund's Trustees. Information pertaining to the Trustees of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Fund's Trustees, and is available without charge, by calling 1-888-M25-FUND.  Each Trustee may be contacted by writing to the Trustee c/o Matthew 25 Fund, P.O. Box 2479 Jenkintown, PA  19046

Name and Age	Position with Fund	Length of Time Served	Principle Occupation	Other
		with the Trust	During Last Five Years	Directorships
INDEPENDENT TRUSTEES
Philip J. Cinelli, D.O.	Trustee	Trustee since 1996	Physician in	None
Age 53			Family Practice

Samuel B. Clement	Trustee	Trustee since 1996	Stockbroker with	None
Age 55			Securities of America

Linda Guendelsberger	Trustee	Trustee since 1996	Partner Weiser Mazars, LLP	None
Age 54	Secretary of Fund		Until 11/2013
Partner LG Legacy Group, LLC
Since 11/2013

Scott Satell	Trustee	Trustee since 1996	Manufacturer's	None
Age 50			Representative
with BPI Ltd.
INTERESTED TRUSTEES
Steven D. Buck, Esq.	Trustee	Trustee since 1996	Attorney and	None
Age 53			Shareholder with
Stevens & Lee

Mark Mulholland	Trustee	Trustee since 1996	President of Matthew 25 Fund	None
Age 54	President of Fund		President of Matthew 25
Management Corp. and
registered representative with
Boenning & Scattergood

Mr. Buck and Mr. Mulholland are Trustees of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940.  Mr. Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser.  Mr. Buck is an interested person as long as he or his law firm provides legal advice to the Fund for compensation. Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of Matthew 25 Fund.

Item 2. Code of Ethics  Not applicable.

Item 3. Audit Committee Financial Expert  Not applicable.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)

Internal Controls. There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(b) under the 1940 Act that occurred during the registrant’s first fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CERT.  Filed herewith.

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund

By /s/Mark Mulholland

     *Mark Mulholland

     President, Chief Financial Officer

Date: September 3, 2014

*Print the name and title of each signing officer under his or her signature.